                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported):   OCTOBER 22, 2001


                              PRI AUTOMATION, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     MASSACHUSETTS                 000-24934                    04-2495703
--------------------------------------------------------------------------------
(State or other jurisdiction)     (Commission                  (IRS Employer
      of incorporation)           File Number)               Identification No.)


805 MIDDLESEX TURNPIKE, BILLERICA, MA                               01821
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code: (978) 670-4270

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

       This Form 8-K is filed to update our description of capital stock.

       On October 22, 2001, we entered into Amendment No. 1 to the rights agreement between us and State Street Bank and Trust Company, which is acting as our rights agent. This amendment makes it easier for the rights agent to appoint a successor rights agent and substitutes, on economically equivalent terms, our class one preferred stock for our series A preferred stock. The purpose of the substitution is to ensure that we have authorized a sufficient number of shares of preferred stock to accommodate the exercise of the rights. A copy of Amendment No. 1 is attached as Exhibit 4.3 and incorporated by reference.

       On October 23, 2001, we entered into Amendment No. 2 to the rights agreement. This amendment provides that the rights agreement does not apply to the merger agreement with Brooks Automation, Inc. that we signed on October 23, 2001 and announced on October 24, 2001. A copy of Amendment No. 2 is attached as
Exhibit 4.4 and incorporated by reference.

                          DESCRIPTION OF CAPITAL STOCK

       Our authorized capital stock consists of 75,000,000 shares of common stock and 400,000 shares of preferred stock. We have designated 10,000 shares of preferred stock as class one participating cumulative preferred stock, 250,000 shares of preferred stock as series A participating cumulative preferred stock and one share of preferred stock as special voting preferred stock.

OUR COMMON STOCK

       Holders of our common stock have one vote for each share held of record on all matters upon which our stockholders vote. Subject to any preferences that holders of our preferred stock might have, the holders of our common stock will receive any lawful dividends that our board of directors might declare. If we liquidate, dissolve or wind up our affairs, the holders of our common stock will receive pro rata all of our remaining assets that are available for distribution to our stockholders, subject to any preferences that holders of our preferred stock might have.

OUR PREFERRED STOCK

       Subject to limitations prescribed by Massachusetts law, we have authorized our board of directors to take the following actions without the need for any further action or vote by our stockholders:

       o    issue preferred stock in one or more series

       o    establish the number of shares to be included in each such series

       o fix or alter the rights, preferences and privileges of the shares of each wholly unissued series and any restrictions that may apply to these shares

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       o    increase or decrease the number of shares of any series, so long as the amount is not below the number of shares of the series then outstanding

       With this authority, our board of directors could attempt to discourage an unsolicited acquisition proposal by issuing preferred stock or rights to purchase preferred stock.

OUR STOCKHOLDER RIGHTS PLAN

       On December 7, 1998, our board of directors declared a distribution of one right for each outstanding share of our common stock. The description and terms of the rights are set forth in a rights agreement we entered into with State Street Bank and Trust Company, which is acting as our rights agent. We refer to this agreement as the rights plan. We initially issued these rights to our stockholders of record on December 9, 1998. Since then, we have issued, and unless the rights shall have been redeemed or shall have expired, we will continue to issue rights with respect to shares of common stock issued before the rights become exercisable as described below and, in certain circumstances, with respect to shares of common stock issued after the rights become exercisable. Under the rights plan, as amended, each right, when it becomes exercisable, will initially entitle the holder to purchase from us one one-hundred-thousandth (1/100,000) of a share of class one preferred stock for $140. Under certain circumstances as described below, the rights will entitle each holder to purchase, for $140, that number of one one-hundred-thousandths (1/100,000) of a share of our class one preferred stock equivalent to the number of shares of our common stock which at the time of the transaction would have a market value of $280.

       Initially the rights are not exercisable and the certificates representing shares of common stock evidence the rights. Accordingly, the rights are initially transferable only with the common stock.

       The rights become exercisable upon the earliest of the following dates:

       o the date on which we first publicly announce that a person or group has become an "acquiring person"

       o the date, if any, that our board of directors may designate following the commencement of, or first public disclosure of an intent to commence, a tender or exchange offer which could result in the potential buyer becoming the beneficial owner of 20% or more of our outstanding common stock, including common stock that we will issue upon the exchange or redemption of exchangeable shares

       Except under certain circumstances, an "acquiring person" is any person or group that, together with its affiliates and associates, has acquired, or has obtained the right to acquire, beneficial ownership of 20% or more of our outstanding common stock, including common stock that we will issue upon the exchange or redemption of exchangeable shares. As soon as practicable following the date that the rights become exercisable, we will mail separate certificates evidencing the rights to stockholders of record as of the close of business on that date. Thereafter, the separate right certificates will evidence the rights. The rights will expire on December 9, 2008, unless we redeem them on an earlier date.

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       If our common stock or class one preferred stock changes in any way, then our board of directors may adjust any of the following in order to preserve the actual or potential economic value of the rights:

       o the number of shares of class one preferred stock or other securities issuable upon exercise of a right

       o    the purchase price of class one preferred stock

       o    the redemption price of class one preferred stock

       o    the number of rights associated with each share of common stock

       We may issue shares of class one preferred stock in fractions which are an integral multiple of one one-hundred-thousandth (1/100,000) of a share of class one preferred stock. Though not required to do so, we may issue fractions of shares upon the exercise of rights. In lieu of fractional shares, we may issue certificates or utilize a depository arrangement as provided by the terms of the class one preferred stock. In the case of fractions other than one one-hundred-thousandth (1/100,000) of a share of class one preferred stock or integral multiples thereof, we may make a cash payment based on the market price of these shares.

       When there is an acquiring person, the rights will entitle each holder to purchase, for $140, that number of one one-hundred-thousandths (1/100,000) of a share of our class one preferred stock equivalent to the number of shares of our common stock which at the time of the transaction would have a market value of $280. However, the rights held by an acquiring person will be null and void and nontransferable, and any holder, purported transferee or subsequent holder of these rights will lack any right to exercise or transfer these rights.

       The rights plan contains provisions that are intended to substantially preserve the value of the rights after they become exercisable if we merge or consolidate with an acquiring person or its affiliates or associates. Likewise, the rights plan contains provisions that are intended to substantially preserve the value of the rights after they become exercisable if we sell, lease, exchange or transfer 50% or more of our assets, or assets representing 50% or more of our earning power, to an acquiring person or its affiliates or associates.

       At any time after there is an acquiring person, our board of directors may exchange all or part of the then-outstanding rights, other than those rights that are null and void and nontransferable as described above. The consideration per right for this exchange will consist of one-half of the securities that otherwise would have been issuable to the holder of each right upon exercise of the right. In substitution for shares of class one preferred stock, we may also issue shares of common stock having an equivalent market value to the shares of class one preferred stock if at that time we have a sufficient number of shares of common stock that are issued but not outstanding, or authorized but unissued.

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       Our board may redeem all, but not less than all, of the rights at a price of $.001 per right at any time prior to the earlier of the following dates:

       o    the date on which the rights expire

       o the date on which we first publicly announce that there is an acquiring person

       Our board may pay the redemption price either in cash, in shares of our common stock, or in any of our securities that our board deems to be at least equivalent in value.

       If our board elects to redeem the rights, then we will announce the redemption. Once we announce the redemption, the right to exercise the rights will terminate and the holders of the rights will be entitled to receive the redemption price. Until a right is exercised, holders will have no additional rights as stockholders. Such additional rights include, without limitation, additional rights to vote or to receive dividends.

       We may supplement or amend the rights agreement in any way and at any time before the rights become exercisable, except that we may not do so in order to reduce the redemption price or provide for an earlier expiration of the rights. Our authority to supplement or amend the rights agreement includes the provisions concerning the date on which the rights become exercisable, the time during which we may redeem the rights, and the terms of the class one preferred stock. We may supplement or amend the rights agreement without the approval of any holder of the rights.

       The rights have certain anti-takeover effects. The rights will cause substantial dilution to a person or group that attempts to acquire us without conditioning the offer on substantially all the rights being acquired. However, the rights will not interfere with any merger or other business combination with a third party for which our board of directors grants its approval. This is so because our board may amend the rights plan or redeem the then-outstanding rights before that third party has become an acquiring person.

OUR CLASS ONE PREFERRED STOCK

       If we declare dividends on shares of our common stock, then at the same time we will also pay cash and in-kind dividends to record holders of our class one preferred stock. The payment per share of class one preferred stock will be equal to 100,000 times the per share amount of all cash dividends that we are then paying on each share of common stock. This amount is subject to adjustment to reflect stock dividends, subdivisions or combinations of our outstanding common stock. The holders of class one preferred stock are also entitled to receive quarterly cumulative dividends payable in cash in an amount equal to $1,000.00 per whole share. However, we will reduce these payments of quarterly cumulative dividends by whatever amount we have paid to the holders of class one preferred stock in cash and in-kind dividends as described above.

       Holders of our class one preferred stock may vote on each matter on which holders of our common stock may vote. Class one preferred stockholders will have 100,000 votes for each whole share of class one preferred stock that they hold. This amount is also subject to adjustment as described above. Holders of any fraction of a share of class one preferred stock

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that is not smaller than one one-hundred-thousandth (1/100,000) of a share will be entitled to vote such fraction. If the equivalent of six quarterly dividends are in default, then class one preferred stockholders will have special voting rights in the election of directors.

       Whenever quarterly dividends or distributions on outstanding shares of our class one preferred stock are in arrears, our right to benefit holders of shares of stock ranking junior to or on a parity with the class one preferred stock will be subject to restrictions. These benefits may include our declaration or payment of dividends or other distributions on that stock, and our redemption or purchase of the shares of that stock.

       If we voluntarily or involuntarily liquidate, dissolve or wind up our affairs, then the class one preferred stockholders will receive an amount equal to the accrued dividends thereon plus the greater of the following amounts:

       o    $1,000.00 per share

       o an amount per share equal to 100,000 times the amount per share that we distribute to holders of common stock, subject to adjustment as described above

       We will distribute this amount to the holders of class one preferred stock before we make any distribution to the holders of stock ranking on a parity with the class one preferred stock, other than a ratable distribution, and also before we make any distribution to holders of stock ranking junior to the class one preferred stock.

       Holders of shares of class one preferred stock may not redeem these shares. However, we may purchase shares of class one preferred stock in the open market or pursuant to an offer to any holder.

       If we engage in a consolidation, merger or other transaction in which the shares of common stock are exchanged for or converted into other securities, cash or any other property, the shares of class one preferred stock will be similarly exchanged or converted.

       We may issue shares of class one preferred stock in whole shares or in any fraction of a share that is not smaller than one one-hundred-thousandth (1/100,000) of a share or any integral multiple of such fraction, subject to certain adjustments. In lieu of issuing fractional shares, we may issue certificates or depositary receipts evidencing such authorized fractions of shares. In the case of fractions other than one one-hundred-thousandth (1/100,000) of a share and integral multiples thereof, we may pay registered holders cash equal to the same fraction of the current market value of any outstanding shares of class one preferred stock or the equivalent number of shares of common stock.

OUR SERIES A PREFERRED STOCK

       Our series A preferred stock is the voting and economic equivalent of one one-thousandth (1/1,000) of a share of our class one preferred stock. For example, one thousand (1,000) shares of our series A preferred stock have, in the aggregate, the same voting power, liquidation preference and dividend preference as one share of our class one preferred stock.

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OUR VOTING SHARE

       Pursuant to our voting and exchange trust agreement with our Canadian subsidiary and Montreal Trust Company of Canada, as trustee, we issued one voting share to the trustee, who is holding the voting share in trust for the benefit of the holders of exchangeable shares. The voting share entitles the trustee to vote at meetings of the holders of our common stock. For each exchangeable share that is not held by us or our subsidiaries, the trustee has the number of votes to which a holder of one share of our common stock is entitled with respect to any vote. Unless our charter or applicable law requires otherwise, the trustee and the holders of our common stock will vote together as a single class in the election of directors and in all matters that are submitted to a vote of our stockholders.

       The voting share does not entitle the trustee to receive dividends. If we dissolve, liquidate or wind up our affairs, the trustee will receive $1.00 out of our net assets available for distribution to our stockholders before any distribution is made to the holders of any of our stock that, in accordance with our charter, is not entitled to receive a distribution before the voting share. This amount will be adjusted to reflect the effect of any stock split, stock dividend, combination or similar change on the voting share. When there are no longer any outstanding exchangeable shares other than exchangeable shares that we or our subsidiaries hold, the voting share will not have any votes. In such event, we will redeem the voting share for $1.00 and it will automatically return to being an authorized but unissued share of our preferred stock.

MASSACHUSETTS LAW AND CERTAIN PROVISIONS OF OUR CHARTER AND BY-LAWS

       WE ARE SUBJECT TO A MASSACHUSETTS LAW THAT REGULATES TAKEOVERS. We are subject to Chapter 110F of the Massachusetts General Laws, an anti-takeover law. In general, Chapter 110F prohibits us from engaging in a business combination with an interested stockholder for a period of three years after the date on which the person became an interested stockholder, unless one of the following conditions applies:

       o before the person became an interested stockholder, our board of directors approved either the business combination or the transaction that resulted in the person becoming an interested stockholder

       o upon consummation of the transaction that resulted in the person becoming an interested stockholder, the interested stockholder owned at least 90% of our voting stock that was outstanding when the transaction commenced, excluding shares that our directors, officers and certain other affiliates held at that time

       o after the person becomes an interested stockholder, our board of directors approved the business combination and two-thirds of the outstanding voting stock that is not owned by the interested stockholder affirmatively voted to authorize the business combination in a stockholder meeting

       In general, the term "business combination" includes any merger, consolidation or disposition of a specified percentage of our assets involving us or one of our majority-owned subsidiaries. It also includes certain transactions resulting in a financial benefit to the interested

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stockholder. In general, the term "interested stockholder" includes any person who beneficially owns 5% or more of our voting stock either individually or with or through any of his or her affiliates or associates. It also covers any one of our affiliates or associates who beneficially owned 5% or more of our voting stock at any time within the previous three years, including the affiliates or associates of that person. If the person is eligible to file Schedule 13G under the rules of the SEC with respect to our securities, the applicable percentage is 15%. Although the statute allows us to do so, we have not elected to opt out of the coverage of Chapter 110F.

       WE MAY BECOME SUBJECT TO A MASSACHUSETTS LAW THAT REGULATES CONTROL SHARE ACQUISITIONS. Our board of directors may amend our by-laws at any time to subject us prospectively to Chapter 110D of the Massachusetts General Laws. In general, this statute provides that any person who acquires beneficial ownership of 20% or more of the corporation's outstanding voting stock may not vote that stock unless the corporation's stockholders so authorize.

       WE MAY BECOME SUBJECT TO THE MASSACHUSETTS LAW ON CLASSIFICATION OF THE BOARD OF DIRECTORS. Our board of directors may adopt a vote at any time to elect to be subject to the coverage of Section 50A of the Massachusetts business corporation law. In general, this statute requires that a publicly held Massachusetts corporation classify its board of directors into three classes as nearly equal in size as possible based on their term of office. Directors who are classified under this statute may be removed only for cause by the affirmative vote of a majority of the shares outstanding and entitled to vote in the election of directors.

       PROCEDURES REGARDING STOCKHOLDER MEETINGS. Our by-laws require that a stockholder seeking to make any proposal at a meeting of stockholders, including a proposal nominating someone for election to the board of directors, must comply with certain notice procedures. Generally, the stockholder must give us written notice at least 60 days before the scheduled meeting. If we give less than 70 days' notice of the date of the meeting, however, a stockholder will have 10 days within which to give us notice. A stockholder's notice must include information about the nominee or proposal, the stockholder making the proposal, any beneficial owner on whose behalf the proposal is made and any other stockholder known to support the proposal.

       The Massachusetts business corporation law provides that our president or board of directors may call a special meeting of our stockholders. Our by-laws require our clerk to call a special meeting of our stockholders upon the written application of the holders of 40% or more of our capital stock entitled to vote at a special meeting.

       CHANGES TO OUR ARTICLES OF ORGANIZATION AND BY-LAWS. Our articles of organization authorize our stockholders to make, alter, amend and repeal our by-laws. Our articles of organization also authorize our board of directors to make, alter, amend and repeal our by-laws, except for any provision which by law, our articles of organization, or our by-laws requires action by the stockholders. Our articles of organization also require the affirmative vote of holders of at least 80% of our shares entitled to vote in the election of directors in order to amend or repeal certain provisions of our articles of organization or our by-laws relating generally to the following actions:

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       o    meetings of stockholders

       o    meetings and elections of directors

       o    resignations

       o    removals and vacancies of directors and officers

       o    amendments to our by-laws

       IMPORTANT EFFECTS OF OUR ARTICLES OF ORGANIZATION AND BY-LAWS ON OUR STOCKHOLDERS. Some of the provisions in our articles of organization and by-laws discussed above would hinder or discourage a proxy contest or a substantial stockholder's assumption of control. These provisions could also discourage a third party from making a tender offer or otherwise attempting to obtain control over our company, even though such an attempt might benefit us or our stockholders. In addition, our articles of organization and by-laws are designed to discourage accumulations of large blocks of our stock by purchasers whose objective is to have us repurchase this stock at a premium. These provisions could reduce the temporary fluctuations in the market price of our stock that such accumulations might otherwise cause. Accordingly, this could deprive our stockholders of opportunities to sell their stock at temporarily higher market prices.

OUR TRANSFER AGENT AND REGISTRAR

       The transfer agent and registrar for our common stock is Equiserve, L.P.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits

 NUMBER                                              TITLE
-------                                              -----
  3.1       Restated Articles of Organization and amendments thereto.*

  3.2       Amended and Restated By-Laws (filed as Exhibit 3.4 to our Registration Statement on Form S-1, File
            No. 33-81836, and incorporated herein by reference).

  4.1       Specimen certificate for the Common Stock (filed as Exhibit 4.1 to our Registration Statement on
            Form S-1, File No. 33-81836, and incorporated herein by reference).

  4.2       Rights Agreement dated as of December 9, 1998 between PRI Automation, Inc. and State Street Bank and Trust Company, as Rights Agent (filed as Exhibit 4.1 to our Form 8-K filed on December 10,
            1998 and incorporated herein by reference).

  4.3       Amendment No. 1 to Rights Agreement dated as of October 22, 2001 between PRI Automation, Inc. and
            State Street Bank and Trust Company, as Rights Agent.*

  4.4       Amendment No. 2 to Rights Agreement dated as of October 23, 2001 between PRI Automation, Inc. and
            State Street Bank and Trust Company, as Rights Agent.*

  4.5       Form of Right Certificate.*

  4.6       Plan of Arrangement dated March 2, 1999 under Section 192 of the Canada Business Corporations
            Act of Promis Systems Corporation Ltd. (filed as Exhibit 99.1 to our Registration Statement on Form S-3, File No. 333-69721, and incorporated herein by reference).

  4.7       Voting and Exchange Trust Agreement dated March 2, 1999 among PRI Automation, Inc., 1325949
            Ontario Inc., Promis Systems Corporation Ltd. and Montreal Trust Company of Canada, as trustee
            (filed as Exhibit 99.2 to our Registration Statement on Form S-3, File No. 333-69721, and
            incorporated herein by reference).

  4.8       Support Agreement dated March 2, 1999 among PRI Automation, Inc., 1325949 Ontario Inc. and
            Promis Systems Corporation Ltd. (filed as Exhibit 99.3 to our Registration Statement on
            Form S-3, File No. 333-69721, and incorporated herein by reference).

* filed herewith

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                                    SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  PRI AUTOMATION, INC.


Dated: October 31, 2001           By: /s/ Cosmo Trapani
                                     -------------------------------------
                                     Cosmo Trapani
                                     Vice President and Chief Financial Officer

                                  EXHIBIT INDEX


 NUMBER                                              TITLE
-------                                              -----
  3.1       Restated Articles of Organization and amendments thereto.*

  3.2       Amended and Restated By-Laws (filed as Exhibit 3.4 to our Registration Statement on Form S-1, File
            No. 33-81836, and incorporated herein by reference).

  4.1       Specimen certificate for the Common Stock (filed as Exhibit 4.1 to our Registration Statement on
            Form S-1, File No. 33-81836, and incorporated herein by reference).

  4.2       Rights Agreement dated as of December 9, 1998 between PRI Automation, Inc. and State Street Bank and Trust Company, as Rights Agent (filed as Exhibit 4.1 to our Form 8-K filed on December 10,
            1998 and incorporated herein by reference).

  4.3       Amendment No. 1 to Rights Agreement dated as of October 22, 2001 between PRI Automation, Inc. and
            State Street Bank and Trust Company, as Rights Agent.*

  4.4       Amendment No. 2 to Rights Agreement dated as of October 23, 2001 between PRI Automation, Inc. and
            State Street Bank and Trust Company, as Rights Agent.*

  4.5       Form of Right Certificate.*

  4.6       Plan of Arrangement dated March 2, 1999 under Section 192 of the Canada Business Corporations
            Act of Promis Systems Corporation Ltd. (filed as Exhibit 99.1 to our Registration Statement on Form S-3, File No. 333-69721, and incorporated herein by reference).

  4.7       Voting and Exchange Trust Agreement dated March 2, 1999 among PRI Automation, Inc., 1325949
            Ontario Inc., Promis Systems Corporation Ltd. and Montreal Trust Company of Canada, as trustee
            (filed as Exhibit 99.2 to our Registration Statement on Form S-3, File No. 333-69721, and
            incorporated herein by reference).

  4.8       Support Agreement dated March 2, 1999 among PRI Automation, Inc., 1325949 Ontario Inc. and
            Promis Systems Corporation Ltd. (filed as Exhibit 99.3 to our Registration Statement on
            Form S-3, File No. 333-69721, and incorporated herein by reference).

* filed herewith